Income Tax Expense - Summary of Factors Affecting Income Tax Expense (Detail) - USD ($) $ in Millions	6 Months Ended		12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Jun. 30, 2022
Income tax expense differs to the standard rate of corporation tax as follows:
Profit before taxation	$ 10,181	$ 14,493	$ 33,137
Tax on profit at Australian prima facie tax rate of 30 per cent	3,054	4,348	9,941
Non-tax effected operating losses and capital gains	162	709	1,087
Tax on remitted and unremitted foreign earnings	37	344	441
Foreign exchange adjustments	11	(91)	(233)
Amounts over provided in prior years	(5)	(17)	(80)
Recognition of previously unrecognised tax assets	(28)	(195)	(3)
Tax effect of (profit)/loss from equity accounted investments, related impairments and expenses	(52)	42	(19)
Impact of tax rates applicable outside of Australia	(189)	(411)	(801)
Other	48	104	97
Income tax expense	3,038	4,833	10,430
Royalty-related taxation (net of income tax benefit)	17	126	307
Total taxation expense	$ 3,055	$ 4,959	$ 10,737